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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                        The Security Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 27, 1996


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                          SMITH TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-14992               38-2294876

(State of other jurisdiction of        (Commission File      (IRS Employer
  incorporated organization)                Number)          identification No.)


                            Bayview Corporate Center
                          3501 Jamboree Road, Suite 550
                             Newport Beach, CA 92660
                    (address of principal executive offices)



       Registrant's telephone number, including area code: (714) 737-7900



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Item 5.       Other Events

On September 27, 1996, the Company and its Senior Lenders executed the Fourth Amendment to the Forbearance Agreement dated June 7, 1996, in connection with its Loan and Security Agreement, extending the forbearance period to October 31, 1996.




Item 7.       Financial Statements and Exhibits

              c.  Exhibits
                  The following exhibit is filed herewith:

                  Exhibit No.
                  10.29 -  Fourth Amendment to the Forbearance Agreement.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SMITH TECHNOLOGY CORPORATION


                                                 By: /s/ William T. Campbell
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                                                     William T. Campbell
                                                     Vice President-Finance


October 7, 1996

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